Exhibit 99.1
SEPARATIONAGREEMENT
BY AND BETWEEN
A. SCHULMAN, INC.
AND
JOHN M. MYLES
This Separation Agreement (“Agreement”) is entered into by A. Schulman, Inc. (“Corporation”), a Delaware corporation, and John M. Myles (“Mr. Myles”), collectively, the “Parties,” to describe the terms and conditions of Mr. Myles’ separation of employment with the Corporation.
ARTICLE 1 EFFECTIVE DATE OF AGREEMENT
     This Agreement will become effective as defined in Section 8.03[4].
ARTICLE 2 RESIGNATION AND RETIREMENT
2.01 Resignation and Retirement. Mr. Myles agrees:
[1] Effective as of the end of business August 31, 2007, [a] to resign as Vice President Research and Development and [b] terminate the Employment Agreement dated July 8, 1998 between Mr. Myles and the Corporation (“Employment Agreement”); and
[2] Effective as of the end of business August 31, 2007, to resign as an employee of the Corporation and any other entity that is related through common ownership to the Corporation (all entities related through common ownership to the Corporation are called “Group Members” and the Corporation and all Group Members collectively are called the “Group”).
ARTICLE 3 CONSIDERATION
     Mr. Myles agrees that he will comply with the terms of this Agreement and will voluntarily terminate his employment at the close of business August 31, 2007 (“Termination Date”). In exchange, but subject to Mr. Myles’ execution and non-revocation of a general release, the Corporation will engage Mr. Myles as an independent contractor under the terms contained in a consulting agreement between Mr. Myles and the Corporation.
     Mr. Myles covenants and agrees that he has received all compensation and benefits as an employee of the Corporation, and is entitled to no additional compensation or benefit under the terms of the Employment Agreement with the exception of participation in the 2007 Bonus Program as outlined in section 9.02 — Post Separation Benefits.

ARTICLE 4 POST-TERMINATION OBLIGATIONS
4.01 Confidentiality. The Group’s methods, plans for doing business, processes, pricing, compounds, customers and supplies are vital to the Group and, to the extent not made public by the Group, constitute confidential information subject to the Group’s proprietary rights therein. Mr. Myles covenants and agrees that he will not, directly or indirectly, make known, divulge, furnish, make available or use, otherwise than in the regular course of Mr. Myles’ consulting relationship with the Corporation, any invention, product, process, apparatus or design of any of the Group, or any knowledge or information in respect thereof (including, but not limited to, business methods and techniques), or any other confidential or so-called “insider” information of any of the Group.
4.02 Return of Materials. Mr. Myles agrees [1] to deliver or return to the Corporation upon his termination all written Confidential Information, as defined above, furnished by the Corporation or any Group Member or prepared by Mr. Myles in connection with his services for the Corporation and [2] that he will not retain any copies of any of the materials described in Section 4.02[1]. In addition, upon Mr. Myles’ termination, he agrees to immediately return to the Corporation all property of the Corporation or any Group Member which is in his possession, including, but not limited to, memoranda, books, papers, computer files, laptops, credit cards and keys.
4.03 Non-Competition and Non-Solicitation. Mr. Myles covenants and agrees that during the period of one (1) year following the Effective Date of this Agreement, he will not, directly or indirectly, either as an individual for Mr. Myles’ own account or as an investor, or other participant in, or as an employee, agent, or representative of, any other business enterprise:
[1] solicit, employ, entice, take away or interfere with, or attempt to solicit, employ, entice, take away or interfere with, any employee of the Corporation or the Group; or
[2] engage or participate in or finance, aid or be connected with any enterprise which competes with the business of the Group, or any of them.
The geographical limitations of the foregoing shall include any country in which the Group or any of them shall be doing business as of the Effective Date of this Agreement.
4.04 Injunctive Relief. Mr. Myles acknowledges that it is impossible to measure in money the damages that will accrue to the Corporation by reason of Mr. Myles’ failure to observe any of the obligations imposed on him by this Article 4. Accordingly, if the Corporation institutes an action to enforce the provisions hereof, Mr. Myles hereby waives the claim or defense that an adequate remedy at law is available to the Corporation, and Mr. Myles agrees not to urge the claim or defense that a remedy at law exists. Also, if a final determination is made by a court having competent jurisdiction that the time or territory or any other restriction contained in Section 4.03 is an unenforceable restriction on Mr. Myles’ activities, the provisions of Section 4.03 will not be rendered void but will be deemed amended to apply the maximum time and territory and other restrictions the court judicially determines or otherwise indicates to be reasonable.

ARTICLE 5 INDEMNIFICATION
To the extent permitted by law, the Corporation will indemnify Mr. Myles pursuant to the terms of the Indemnification Agreement, entered into, by and between the Corporation and Mr. Myles dated on or about October 16, 2006 and the Corporation’s Certificate of Incorporation and Bylaws, each as amended.
ARTICLE 6 ASSIGNMENT OF AGREEMENT
6.01 Except as specifically provided in this section, the Corporation may not assign this Agreement to any person or entity that is not a Group Member. However, this Agreement may and will be assigned or transferred to, and will be binding upon and inure to the benefit of, any successor of the Corporation, in which case this Agreement will be interpreted and applied by substituting that successor for the “Corporation” under the terms of this Agreement. For these purposes, “successor” means any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise acquires all or substantially all of the assets or the business of the Corporation.
6.02 Mr. Myles may not assign the duties allocated to him under this Agreement to any other person or entity. However, this Agreement will inure to the benefit of and be enforceable by Mr. Myles’ personal or legal representatives, executors and administrators, successors, heirs, distributees, devisees, and legatees.
ARTICLE 7 DISPUTE RESOLUTION
7.01 Except as provided in Section 4.04, any disagreement arising under this Agreement that is not resolved by agreement between the Parties, including the basis on which Mr. Myles’ employment is terminated, will be resolved by arbitration in accordance with the rules of the American Arbitration Association. The award of the arbitrator will be final, conclusive and nonappealable and judgment upon the award rendered by the arbitrator may be entered in any court having competent jurisdiction. The arbitrator must be an arbitrator qualified to serve in accordance with the rules of the American Arbitration Association and one who is approved by the Corporation and Mr. Myles. If the Corporation and Mr. Myles fail to agree on an arbitrator, each must designate a person qualified to serve as an arbitrator in accordance with the rules of the American Arbitration Association and these persons will select the arbitrator from among those persons qualified to serve in accordance with the rules of the American Arbitration Association. Any arbitration relating to this Agreement will be held in Summit County, Ohio. Regardless of the scope of this section, the Parties agree that nothing in this section prevents either Party from seeking injunctive or other equitable relief if there is a breach or threatened breach of any provision of this Agreement. Also, if otherwise due, payments not being contested under the procedures described in this paragraph will not be deferred during the pendency of procedures described in this section.
7.02 The Corporation will bear the arbitrator’s fee and other costs associated with any arbitration, unless the arbitrator, acting under Federal Rule of Civil Procedure 54(b), elects to award these fees to the Corporation.

ARTICLE 8 RELEASES, WAIVERS AND REVOCATION RIGHTS
8.01 Release. In consideration of receipt of the benefits set forth herein, including the consulting relationship with the Corporation, Mr. Myles does hereby fully and forever surrender, release, acquit and discharge the Corporation, and its principals, stockholders, directors, officers, agents, administrators, insurers, subsidiaries, affiliates, employees, successors, assigns, related entities, and legal representatives, personally and in their representative capacities, and each of them (collectively, “Released Parties”), of and from any and all claims for costs of attorneys’ fees, expenses, compensation, and all losses, demands and damage of whatsoever nature or kind in law or in equity, whether known or unknown, including without limitation those claims arising out of, under, or by reason of Mr. Myles’ employment with the Corporation or any Group Member, Mr. Myles’ relationship with the Corporation or any Group Member and/or the termination of Mr. Myles’ employment relationship and any and all claims which were or could have been asserted in any charge, complaint, or related lawsuit. Without limiting the generality of the foregoing, Mr. Myles specifically releases and discharges, but not by way of limitation, any obligation, claim, demand or cause of action based on, or arising out of, any alleged wrongful termination, breach of employment contract, breach of implied covenants of good faith and fair dealing, defamation, fraud, promissory estoppel, intentional or negligent infliction of emotional distress, discrimination based on age, pain and suffering, personal injury, punitive damages, and any and all claims arising from any alleged violation by the Released Parties of any federal, state, or local statutes, ordinances or common laws, including but not limited to the Ohio Civil Rights Act, including all provisions of the Ohio Revised Code concerning discrimination on the basis of age, the Age Discrimination in Employment Act of 1967 (“ADEA”), Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act or the Employee Retirement Income Security Act of 1974. This release of rights is knowing and voluntary. The Corporation acknowledges that Mr. Myles does not release herein any rights or claims which may arise after the Effective Date of this Agreement nor any rights he has under this Agreement, any rights he may have regarding the enforcement of this Agreement, his rights under COBRA or his rights to indemnification.
8.02 Waiver of Right to Sue. Except for the Corporation’s promises and obligations contained in this Agreement, Mr. Myles further agrees, promises and covenants that neither he, nor any person, organization, or any other entity acting on his behalf will file, charge, claim, sue or cause or permit to be filed, charged or claimed, any action for damages or other relief (including injunctive, declaratory, monetary relief or other) against the Corporation, involving any matter occurring in the past up to the Effective Date of this Agreement or involving any continuing effects of actions or practices which arose prior to the Effective Date of this Agreement or the termination of Mr. Myles’ employment.
8.03 Older Workers’ Benefit Protection Act Waiver. Mr. Myles has certain individual federal rights, which must be explicitly waived. Specifically, Mr. Myles is protected by the ADEA from discrimination in employment because of his age. By executing this Agreement, Mr. Myles waives these rights as to any past or current claims. Notwithstanding anything else in this Agreement, excluded from this Agreement are ADEA age claims that may arise after execution of this Agreement. In connection with the releases in Section 8.01 and waivers in Section 8.02 of any and all claims or disputes that Mr. Myles has or may have on the date hereof, Mr. Myles makes the following acknowledgements:

[1] By signing this Agreement, Mr. Myles waives all claims against the Released Parties for discrimination based on age, including without limitation, any claim which arises under or by reason of a violation of the ADEA.
[2] In consideration of the releases, waivers and covenants made by Mr. Myles under this Agreement, Mr. Myles will be receiving the benefits in the amounts and manner described in Articles 3 and 5 of this Agreement.
[3] Mr. Myles represents and acknowledges that he has consulted with an attorney prior to executing this Agreement and Mr. Myles has been given a period of at least twenty-one (21) days within which to consider whether or not to enter into this Agreement.
[4] Mr. Myles understands that this Agreement shall be effective as of August 31, 2007 (“Effective Date”), provided that the Agreement is not revoked by Mr. Myles within seven days after he signs the Agreement. For a period of seven days after he signs the Agreement, Mr. Myles has the right to revoke and/or cancel this Agreement by the delivery of notice in writing of revocation and/or cancellation to the Corporation. In the event that Mr. Myles does not revoke and/or cancel this Agreement during this period, this Agreement shall become effective on the Effective Date. In the event that Mr. Myles revokes this Agreement, Mr. Myles shall not be entitled to any of the consideration set out in this Agreement.
ARTICLE 9 MISCELLANEOUS
9.01 Notices. Any notices, consents, requests, demands, approvals or other communications to be given under this Agreement must be given in writing and must be sent by registered or certified mail, return receipt requested, to Mr. Myles at the last address he has filed in writing with the Corporation or, in the case of the Corporation, to the Corporation’s CEO at the Corporation’s principal offices.
9.02 Post-Separation Benefits. Mr. Myles is eligible to participate in certain retirement benefits under certain post-retirement benefit plans applicable to him. The actual retirement benefits are governed by plan documents for such plans, as may be amended from time to time. Mr. Myles also has received certain stock option and restricted stock grants (collectively “Grants”). Such Grants are governed by and subject to the terms of the grant and any award agreement. In addition, Mr. Myles will be eligible to participate in the 2007 bonus program in an amount to be determined by the Corporation.
9.03 Entire Agreement. Except for the agreements and plans identified in Section 9.02 above, this Agreement supersedes any prior agreements or understandings, oral or written, between the Parties, or between Mr. Myles and the Corporation, with respect to the subject matter described in this Agreement, and constitutes the entire agreement of the Parties with respect to any matter covered in this Agreement.

9.04 Amendment and Modification. This Agreement may not be varied, altered, modified, canceled, changed or in any way amended except by written agreement of the Parties. However, by signing this Agreement, Mr. Myles agrees, without any further consideration, to consent to any amendment necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
9.05 Severability. If any provision or portion of this Agreement is determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement will remain in full force and effect.
9.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same Agreement. Facsimile signatures will have the same legal effect as original signatures.
9.07 Tax. Mr. Myles will be responsible for the payment of all taxes associated with any payments or benefits provided under this Agreement.
9.08 Waiver. Failure to insist upon strict compliance with any of the terms, covenants or conditions described in this Agreement [1] will not constitute a waiver of that or any other term, covenant or condition and [2] will not constitute a waiver or relinquishment of the Party’s right to insist subsequently on strict compliance of the affected (and all other) terms, covenants or conditions of this Agreement.
9.09 Governing Document. The terms of this Agreement will supersede and control over any conflicting language in any other agreement, plan, program or practice of the Corporation.
9.10 Applicable Law. To the extent not preempted by federal law, the provisions of this Agreement will be construed and enforced in accordance with the laws of the state of Ohio.
9.11 Code §409A. This Agreement is intended to satisfy the requirements of Code §409A and shall be interpreted and administered consistent with such intent. If any benefits permitted or required to be provided under this Agreement are otherwise reasonably determined by the Corporation or Mr. Myles to be subject for any reason to a material risk of additional tax pursuant to Code §409A(a)(1), the Corporation and Mr. Myles agree to negotiate in good faith appropriate provisions to avoid such risk without materially changing the economic value of this Agreement to Mr. Myles or the economic value or financial effect of this Agreement on the Corporation.
9.12 Headings. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
9.13 Joint and Several Liability. The obligations of the Corporation and the Group Members to Mr. Myles under this Agreement are joint and several.
9.14 Approvals. The Corporation represents and warrants to Mr. Myles that it has taken all corporate action necessary to authorize this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement, as of the dates set forth below.

A. SCHULMAN, INC.

By:	/s/ Barry Rhodes		Date signed: August 21, 2007

	Name:	Barry Rhodes
	Title:	Executive Vice President — North America

John M. Myles

By:	/s/ John M. Myles		Date signed: August 20, 2007

John M. Myles

WAIVER OF TWENTY-ONE DAYS TO CONSIDER AGREEMENT
RELATING TO SEPARATION AGREEMENT
AND RELEASE OF CLAIMS
     On July ___, 2007, I received a Separation Agreement (the “Agreement”) with an effective date of August 31, 2007.
     I understand and acknowledge, and as listed in Article 8 of the Agreement, that I have the legal entitlement for twenty-one (21) days to decide whether or not I want to sign the Agreement and that I have also been advised to seek the advice of an attorney before signing the Agreement and have obtained the advice of an attorney. Understanding those rights, I have determined to sign the Agreement and have done so effective this ___th day of ___, 2007.
     I recognize that only                      day has transpired since I received the Agreement, but I have determined, with the assistance of my legal counsel, that since I have made the decision to sign the Agreement, it is not necessary to wait the entire twenty-one (21) day period to which I am entitled, and I hereby freely and knowingly waive that statutory right.
     I understand that the parties to the Agreement are relying upon my representations in this Agreement and I agree that they have a right to so rely. I understand that those parties have agreed to enter into a consulting agreement with me as stated in the Agreement, based on my representations contained herein.

Date: August , 2007
John M. Myles

/s/
Witness